UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-08621

Name of Fund: MuniHoldings New Jersey Insured Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
        Officer, MuniHoldings New Jersey Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 07/31/05

Date of reporting period: 08/01/04 - 01/31/05

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        MuniHoldings New Jersey
                                        Insured Fund, Inc.

Semi-Annual Report
January 31, 2005

[LOGO] Merrill Lynch Investment Managers

MuniHoldings New Jersey Insured Fund, Inc.

The Benefits and Risks of Leveraging

MuniHoldings New Jersey Insured Fund, Inc. utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of investment principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of January 31, 2005, the percentage of the Fund's total net assets invested in inverse floaters was 3.75%, before the deduction of Preferred Stock.

Swap Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain or reduce exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


2       MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JANUARY 31, 2005

A Letter From the President

Dear Shareholder

The U.S. equity market ended the current reporting period in positive territory, although not without some suspense along the way. Fixed income markets also performed well, with high yield bond investors enjoying some of the best returns.

Total Returns as of January 31, 2005                             6-month   12-month
===================================================================================
Equities (Standard & Poor's 500 Index)                            +8.16%    +6.23%
-----------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)               +3.81     +4.16
-----------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)    +4.80     +4.86
-----------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)    +7.85     +9.81
-----------------------------------------------------------------------------------

Over the past year, the U.S. economy transitioned from dependence on record monetary and fiscal stimulus to a broad-based, high-productivity, high-profit-margin growth engine. The year also marked the end of one of the most aggressive Federal Reserve Board (Fed) policy periods in history as deflation concerns, prevalent at the beginning of 2004, gave way to modest inflation scares -- notably, food prices in the spring and energy prices in the fall.

The Fed more than doubled the federal funds rate, increasing it from 1% to 2.25% in five separate moves between June and December 2004. Yet, even as the Fed raised its target short-term interest rate, long-term bond yields were little changed year over year as buying interest on the part of foreign central banks remained strong. The yield on the 10-year Treasury note stood at 4.14% on January 31, 2005. Despite very strong earnings growth, stocks remained in a narrow trading range for most of 2004, but rebounded nicely in the fourth quarter as election uncertainties and energy price concerns dissipated. January, the first month of the new year and the final month of the current reporting period, was a challenging one for equities as reflected in the -2.44% return of the S&P 500 Index for the month.

As we ended the current reporting period, the economy and earnings growth were beginning to slow and the Fed appeared poised to continue moving interest rates higher (and, in fact, raised the federal funds rate another 25 basis points on February 2, 2005). Progress was being monitored on many fronts in Washington, although concerns remained about the structural problems of debt and deficits, as reflected by a significant decline in the U.S. dollar.

Looking ahead, the environment is likely to be a challenging one for investors. At the start of the new year, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Robert C. Doll, Jr.

                                                Robert C. Doll, Jr.
                                                President and Director


        MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JANUARY 31, 2005       3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The Fund provided a competitive return for the period as we focused on extending the portfolio's average maturity by investing in longer-dated, high-quality bonds.

Discuss the recent market environment relative to municipal bonds.

Long-term bond yields exhibited significant declines over the past six months, even as the Federal Reserve Board (the Fed) continued to raise short-term interest rates. The associated rise in long-term bond prices, which move opposite to yields, came as somewhat of a surprise given the generally positive economic environment. Gross domestic product (GDP) in the United States grew at a rate of 4% in the third quarter of 2004 and was recently estimated at a 3.1% rate for the fourth quarter. During all of 2004, real GDP expanded at a rate of 4%, well above the 3% growth rate registered in 2003. Nevertheless, recent improvements in domestic business activity have been offset by inflationary measures remaining in the 1.5% - 2% range. The Fed's measured program of interest rate increases, which brought the federal funds rate to 2.25% by period-end, had limited market impact as monthly U.S. employment gains remained modest. In addition, strong currency-related demand for U.S. Treasury issues from many foreign governments has helped bolster fixed income bond prices. By the end of January, long-term U.S. Treasury bond yields stood at 4.59%, a decline of 70 basis points (.70%) over the past six months. The 10-year U.S. Treasury note yield was 4.14% at period-end, representing a decline of 45 basis points during the reporting period.

While tax-exempt bond yields followed the same pattern as their taxable counterparts, yield volatility in the municipal market was generally more subdued. Long-term revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, fell 44 basis points over the past six months. According to Municipal Market Data, AAA-rated issues maturing in 30 years saw their yields decline 59 basis points to 4.43% while yields on AAA-rated issues maturing in 10 years declined 47 basis points to 3.48%.

Long-term tax-exempt bond yield ratios (relative to their taxable counterparts) have remained in the 89% - 96% range, at or above their recent historic average of 85% - 88%. These attractive yield ratios should continue to draw both traditional and non-traditional investors to the municipal market. The positive technical position should allow the municipal market to continue to outperform the taxable market in the coming months.

Describe conditions in the State of New Jersey.

New Jersey has remained active in the debt market, as evidenced by a dramatic increase in new-issue volume during the six-month period. In October, the state issued approximately $1.5 billion in cigarette tax revenue bonds through the New Jersey Economic Development Authority, the same agency that earlier issued $807.5 million in motor vehicle surcharge revenue bonds. Proceeds from these two securitizations were used to close the gap in the fiscal year 2005 budget.

The state continues to refinance and restructure its debt in an effort to achieve short-term savings. However, with a projected budget deficit of more than $4 billion for fiscal year 2006, it is uncertain how the bulk of the gap will be closed. It has been widely reported that personal income taxes will not be raised. In all, New Jersey's projected budget deficit, measured as a percentage of general fund revenues, is among the highest in the nation for the second consecutive year.

On a positive note, New Jersey's economy began to show signs of recovery last year and revenue collections in fiscal year 2004 were very favorable to budget. In response, the state increased spending in 2005. For the first five months of fiscal year 2005, however, revenue collections were slightly unfavorable to budget by 1.9%.

How did the Fund perform during the period?

For the six-month period ended January 31, 2005, the Common Stock of MuniHoldings New Jersey Insured Fund, Inc. had net annualized yields of 5.94% and 6.19%, based on a period-end per share net asset value of $15.83 and a per share market price of $15.20, respectively, and $.474 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +8.71%, based on a change in per share net asset value from $15.03 to $15.83, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, was on par with the +8.69% average return of the Lipper New Jersey Municipal Debt Funds category for the six-month period. (Funds in this Lipper category limit their investment to those securities exempt from taxation in the State of New Jersey.) Supporting the Fund's positive performance was our strategy of extending the portfolio's average maturity in an effort to capitalize on what we perceived to be value in the longer-


4       MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JANUARY 31, 2005
dated part of the municipal yield curve. This was accomplished by reinvesting proceeds further out on the curve as bonds were called from the portfolio. Similarly, we sold prerefunded bonds with effective maturities of less than 10 years and reinvested in longer-dated issues. As the yield curve flattened during the past six months, yields inside 10 years increased while yields beyond that range declined. Under these conditions, our strategy of unloading shorter maturities and putting the assets to work further out on the curve benefited performance.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

We continued with our strategy of extending the Fund's average maturity as bonds were called from the portfolio and compelling investment opportunities arose. In one instance, a corporate-related holding with a fairly large coupon was called by the issuer. This presented us with an opportunity to reallocate the proceeds into longer-dated, higher-quality issues that came to market as New Jersey municipal issuance increased dramatically. In fact, we saw $12 billion in new long-term debt issued in the state over the past six months -- 130% more than the same six-month period a year ago. Much of the new-issue volume was made up of deficit financing as the state sought to close its fiscal year 2005 budget gap. This presented us with sufficient opportunity to accomplish our restructuring goals and made for some attractive opportunities given the relative inexpensiveness of the New Jersey municipal market.

In terms of sector exposure, we increased the Fund's position in housing bonds, an area where we had been underweighted. The active issuance gave us an opportunity to establish more of a market weighting in this sector. Importantly, all of our acquisitions during the period were high-quality insured issues that fit well within the Fund's more conservative investment parameters.

For the six-month period ended January 31, 2005, the Fund's Auction Market Preferred Stock (AMPS) had average yields as follows: Series A, 1.26%; Series B, 1.31%; Series C, 1.40%; Series D, 1.32%; and Series E, 1.28%. Although the Fed's interest rate tightening program has resulted in increases in borrowing costs, funding levels still remain quite favorable. This, in combination with continued steepness at the long end of the municipal yield curve, continued to provide a significant income benefit to the Fund's Common Stock shareholders from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 37.88% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

We maintained a relatively neutral posture with respect to interest rates, as we expect rates to increase, but at a measured pace. (In fact, the Fed increased its target interest rate another 25 basis points shortly after the close of the period, on February 2.) The portfolio's duration is on par with that of its peers, which we believe positions the Fund to provide competitive returns whether presented with either a rising or a falling interest rate environment.

Theodore R. Jaeckel Jr., CFA
Vice President and Portfolio Manager

February 9, 2005


        MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JANUARY 31, 2005       5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                          Face
                          Amount      Municipal Bonds                                                                       Value
===================================================================================================================================
New Jersey--155.8%
-----------------------------------------------------------------------------------------------------------------------------------
                          $ 1,875     Atlantic Highlands, New Jersey, Highland Regional Sewer Authority, Sewer Revenue
                                      Refunding Bonds, 5.50% due 1/01/2020 (b)                                            $   2,107
                          ---------------------------------------------------------------------------------------------------------
                                      Camden County, New Jersey, Improvement Authority, Lease Revenue Bonds (c):
                            1,540          5.50% due 9/01/2010 (e)                                                            1,735
                            2,635          5.375% due 9/01/2019                                                               2,913
                          ---------------------------------------------------------------------------------------------------------
                              430     Carteret, New Jersey, Board of Education, COP, 6% due 1/15/2024 (d)                       490
                          ---------------------------------------------------------------------------------------------------------
                            6,210     Casino Reinvestment Development Authority, New Jersey, Parking Fee Revenue Bonds,
                                      Series A, 5.25% due 10/01/2017 (c)                                                      6,606
                          ---------------------------------------------------------------------------------------------------------
                                      Delaware River and Bay Authority Revenue Bonds:
                            2,500          5% due 1/01/2033 (d)(k)                                                            2,611
                            2,005          Series A, 5.625% due 1/01/2018 (a)                                                 2,240
                          ---------------------------------------------------------------------------------------------------------
                            4,630     Delaware River Joint Toll Bridge Commission, New Jersey, Bridge Revenue Refunding
                                      Bonds, 5% due 7/01/2028                                                                 4,804
                          ---------------------------------------------------------------------------------------------------------
                                      Delaware River Port Authority of Pennsylvania and New Jersey Revenue Bonds (c):
                            5,000          5.50% due 1/01/2012                                                                5,536
                            6,000          5.625% due 1/01/2013                                                               6,677
                              500          5.75% due 1/01/2015                                                                  558
                            4,865          6% due 1/01/2018                                                                   5,499
                            5,525          6% due 1/01/2019                                                                   6,245
                            2,425          (Port District Project), Series B, 5.625% due 1/01/2026                            2,656
                          ---------------------------------------------------------------------------------------------------------
                            7,895     East Orange, New Jersey, Board of Education, COP, 5.50% due 8/01/2012 (c)               9,031
                          ---------------------------------------------------------------------------------------------------------
                            1,000     East Orange, New Jersey, Water Utility, GO, Refunding, 5.70% due 6/15/2022 (a)          1,099
                          ---------------------------------------------------------------------------------------------------------
                            4,000     Essex County, New Jersey, Improvement Authority, Lease Revenue Bonds (Correctional
                                      Facility Project), 6% due 10/01/2010 (b)(e)                                             4,616
                          ---------------------------------------------------------------------------------------------------------
                            3,300     Essex County, New Jersey, Improvement Authority, Lease Revenue Refunding Bonds
                                      (County Jail and Youth House Project), 5.35% due 12/01/2024 (a)                         3,516
                          ---------------------------------------------------------------------------------------------------------
                            4,400     Essex County, New Jersey, Improvement Authority Revenue Bonds, Series A, 5%
                                      due 10/01/2028 (b)                                                                      4,617
                          ---------------------------------------------------------------------------------------------------------
                            2,705     Essex County, New Jersey, Improvement Authority, Utility System Revenue Bonds
                                      (East Orange Franchise), 6% due 7/01/2018 (d)                                           3,011
                          ---------------------------------------------------------------------------------------------------------
                                      Garden State Preservation Trust of New Jersey, Capital Appreciation Revenue Bonds,
                                      Series B (c):
                            9,000          5.12%* due 11/01/2023                                                              3,815
                           10,000          5.20%* due 11/01/2025                                                              3,791
                          ---------------------------------------------------------------------------------------------------------
                                      Garden State Preservation Trust of New Jersey, Open Space and Farmland
                                      Preservation Revenue Bonds, Series A (c):
                            1,960          5.80% due 11/01/2021                                                               2,226
                            2,730          5.80% due 11/01/2023                                                               3,084
                            9,160          5.75% due 11/01/2028                                                              10,964
                          ---------------------------------------------------------------------------------------------------------
                              765     Jersey City, New Jersey, GO, Refunding, Quality School, Series A, 5.375%
                                      due 9/01/2017 (c)                                                                         848
                          ---------------------------------------------------------------------------------------------------------
                            2,230     Jersey City, New Jersey, GO, Series B, 5.25% due 9/01/2023 (c)                          2,459
                          ---------------------------------------------------------------------------------------------------------
                            5,250     Lafayette Yard, New Jersey, Community Development Revenue Bonds (Hotel/Conference
                                      Center Project--Trenton), 6% due 4/01/2010 (d)(e)                                       6,054
                          ---------------------------------------------------------------------------------------------------------
                            1,550     Middlesex County, New Jersey, COP, 5.25% due 6/15/2023 (d)                              1,686
                          ---------------------------------------------------------------------------------------------------------
                            1,375     Middlesex County, New Jersey, COP, Refunding, 5.50% due 8/01/2016 (d)                   1,543
                          ---------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniHoldings New Jersey Insured Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
M/F        Multi-Family
RIB        Residual Interest Bonds
VRDN       Variable Rate Demand Notes


6       MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JANUARY 31, 2005

Schedule of Investments (continued)                               (in Thousands)

                          Face
                          Amount      Municipal Bonds                                                                       Value
===================================================================================================================================
New Jersey (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                          $ 5,270     Middlesex County, New Jersey, Improvement Authority, Lease Revenue Bonds
                                      (Educational Services Commission Projects), 6% due 7/15/2010 (e)                    $   6,099
                          ---------------------------------------------------------------------------------------------------------
                              500     Middlesex County, New Jersey, Improvement Authority Revenue Bonds (Senior Citizens
                                      Housing Project), AMT, 5.50% due 9/01/2030 (a)                                            529
                          ---------------------------------------------------------------------------------------------------------
                                      Monmouth County, New Jersey, Improvement Authority, Revenue Refunding Bonds (a):
                            1,540          5.35% due 12/01/2017                                                               1,709
                            1,470          5.375% due 12/01/2018                                                              1,633
                          ---------------------------------------------------------------------------------------------------------
                            1,000     Monroe Township, New Jersey, Municipal Utilities Authority, Middlesex County
                                      Revenue Refunding Bonds, 5.25% due 2/01/2016 (b)                                        1,100
                          ---------------------------------------------------------------------------------------------------------
                            2,465     New Jersey Building Authority, State Building Revenue Refunding Bonds, Series B,
                                      5.25% due 12/15/2016 (b)                                                                2,827
                          ---------------------------------------------------------------------------------------------------------
                                      New Jersey EDA, Cigarette Tax Revenue Bonds:
                            2,700          5.625% due 6/15/2019                                                               2,876
                            2,000          5.75% due 6/15/2029                                                                2,123
                              585          5.50% due 6/15/2031                                                                  608
                            1,180          5.75% due 6/15/2034                                                                1,245
                          ---------------------------------------------------------------------------------------------------------
                            5,000     New Jersey EDA, Lease Revenue Bonds (University of Medicine and
                                      Dentistry--International Center for Public Health Project), 6% due 6/01/2032 (a)        5,645
                          ---------------------------------------------------------------------------------------------------------
                                      New Jersey EDA, Motor Vehicle Surcharge Revenue Bonds, Series A (d):
                            7,500          5.25% due 7/01/2026                                                                8,559
                           11,105          5.25% due 7/01/2033                                                               11,994
                            4,485          5% due 7/01/2034                                                                   4,705
                          ---------------------------------------------------------------------------------------------------------
                                      New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds, AMT (d):
                           18,920          (NUI Corporation Projects), Series A, 5.70% due 6/01/2032                         19,874
                            3,155          RIB, Series 161, 9.25% due 6/01/2032 (f)                                           3,474
                          ---------------------------------------------------------------------------------------------------------
                                      New Jersey EDA, Parking Facility Revenue Bonds (Elizabeth Development Company
                                      Project) (b):
                            1,430          5.60% due 10/15/2019                                                               1,566
                            1,000          5.60% due 10/15/2026                                                               1,087
                          ---------------------------------------------------------------------------------------------------------
                            4,580     New Jersey EDA Revenue Bonds, DRIVERS, Series 219, 9.875% due 5/01/2016 (c)(f)          5,746
                          ---------------------------------------------------------------------------------------------------------
                            7,200     New Jersey EDA, School Facilities Construction Revenue Bonds, Series A, 5.25%
                                      due 6/15/2011 (a)(e)                                                                    8,060
                          ---------------------------------------------------------------------------------------------------------
                            4,490     New Jersey EDA, School Facilities Construction Revenue Refunding Bonds, Series K,
                                      5.25% due 12/15/2015 (b)                                                                5,109
                          ---------------------------------------------------------------------------------------------------------
                            2,500     New Jersey EDA, Solid Waste Disposal Facilities Revenue Bonds (Waste Management
                                      Inc.), AMT, Series A, 5.30% due 6/01/2015                                               2,664
                          ---------------------------------------------------------------------------------------------------------
                                      New Jersey EDA, State Lease Revenue Bonds (State Office Buildings Projects) (a)(e):
                            3,000          6% due 6/15/2010                                                                   3,442
                            4,620          6.25% due 6/15/2010                                                                5,357
                          ---------------------------------------------------------------------------------------------------------
                                      New Jersey Health Care Facilities Financing Authority Revenue Bonds:
                            2,820          (Society of the Valley Hospital), 5.375% due 7/01/2025 (a)                         3,056
                            2,135          (Somerset Medical Center), 5.50% due 7/01/2033                                     2,165
                          ---------------------------------------------------------------------------------------------------------
                                      New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds:
                            4,000          (AHS Hospital Corporation), Series A, 6% due 7/01/2013 (a)                         4,698
                            1,455          (Atlantic City Medical Center), 6.25% due 7/01/2017                                1,674
                            3,500          (Atlantic City Medical Center), 5.75% due 7/01/2025                                3,796
                            1,775          (Holy Name Hospital), 6% due 7/01/2025                                             1,855
                            1,000          (Meridian Health System Obligation Group), 5.375% due 7/01/2024 (c)                1,092
                            2,215          (Saint Clare's Hospital Inc.), Series A, 4.25% due 7/01/2017 (g)                   2,230
                            5,440          (South Jersey Hospital), 6% due 7/01/2026                                          5,848
                          ---------------------------------------------------------------------------------------------------------
                                      New Jersey Sports and Exposition Authority, Luxury Tax Revenue Refunding Bonds
                                      (Convention Center) (d):
                            2,000          5.50% due 3/01/2021                                                                2,345
                            1,000          5.50% due 3/01/2022                                                                1,175
                          ---------------------------------------------------------------------------------------------------------
                            2,400     New Jersey Sports and Exposition Authority, State Contract Revenue Bonds,
                                      Series A, 6% due 3/01/2013 (d)                                                          2,723
                          ---------------------------------------------------------------------------------------------------------
                            7,500     New Jersey State Educational Facilities Authority, Higher Education, Capital
                                      Improvement Revenue Bonds, Series A, 5.125% due 9/01/2022 (a)                           8,161
                          ---------------------------------------------------------------------------------------------------------


        MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JANUARY 31, 2005       7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                          Face
                          Amount      Municipal Bonds                                                                       Value
===================================================================================================================================
New Jersey (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                                      New Jersey State Educational Facilities Authority Revenue Bonds:
                          $ 8,905          (Capital Improvement Fund), Series A, 5.75% due 9/01/2017 (c)                  $  10,048
                            9,420          (Capital Improvement Fund), Series A, 5.75% due 9/01/2018 (c)                     10,629
                            3,615          (Rowan University), Series C, 5.125% due 7/01/2028 (d)                             3,855
                            3,260          (Rowan University), Series C, 5% due 7/01/2034 (d)                                 3,420
                          ---------------------------------------------------------------------------------------------------------
                                      New Jersey State Educational Facilities Authority, Revenue Refunding Bonds:
                            7,510          (Montclair State University), Series L, 5% due 7/01/2034 (d)                       7,878
                            2,375          (Rowan University), Series C, 5.25% due 7/01/2017 (b)                              2,635
                            2,820          (Rowan University), Series C, 5.25% due 7/01/2018 (b)                              3,128
                            2,635          (Rowan University), Series C, 5.25% due 7/01/2019 (b)                              2,920
                            1,410          (Rowan University), Series C, 5% due 7/01/2031 (b)                                 1,468
                            4,000          (University of Medicine and Dentistry), Series B, 5.25% due 12/01/2017 (a)         4,128
                          ---------------------------------------------------------------------------------------------------------
                            7,185     New Jersey State, GO, Refunding, Series L, 5.25% due 7/15/2017 (a)                      8,226
                          ---------------------------------------------------------------------------------------------------------
                                      New Jersey State Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds,
                                      AMT, Series U (d):
                            1,000          5.60% due 10/01/2012                                                               1,046
                            2,820          5.65% due 10/01/2013                                                               2,952
                            3,000          5.75% due 4/01/2018                                                                3,147
                              805          5.85% due 4/01/2029                                                                  834
                          ---------------------------------------------------------------------------------------------------------
                            1,265     New Jersey State Housing and Mortgage Finance Agency, Home Buyer Revenue Refunding
                                      Bonds, AMT, Series S, 5.95% due 10/01/2017 (d)                                          1,321
                          ---------------------------------------------------------------------------------------------------------
                           11,225     New Jersey State Housing and Mortgage Financing Agency, Capital Fund Program
                                      Revenue Bonds, Series A, 4.70% due 11/01/2025 (c)                                      11,444
                          ---------------------------------------------------------------------------------------------------------
                                      New Jersey State Housing and Mortgage Financing Agency, M/F Revenue Bonds,
                                      Series D (b):
                            1,720          4.50% due 11/01/2019                                                               1,728
                            2,590          4.60% due 11/01/2025                                                               2,601
                          ---------------------------------------------------------------------------------------------------------
                            5,000     New Jersey State Transit Corporation, COP (Federal Transit Administration Grants),
                                      Series A, 6.125% due 9/15/2009 (a)(e)                                                   5,675
                          ---------------------------------------------------------------------------------------------------------
                            7,500     New Jersey State Transportation Trust Fund Authority, Transportation System
                                      Revenue Bonds, Series A, 6% due 6/15/2010 (e)                                           8,605
                          ---------------------------------------------------------------------------------------------------------
                                      New Jersey State Transportation Trust Fund Authority, Transportation System
                                      Revenue Refunding Bonds, Series B (d):
                            7,410          5.50% due 12/15/2015                                                               8,567
                            9,165          5.50% due 12/15/2021                                                              10,753
                          ---------------------------------------------------------------------------------------------------------
                                      New Jersey State Turnpike Authority, Turnpike Revenue Bonds:
                            7,615          Series B, 5.15%* due 1/01/2035 (a)                                                 4,745
                            5,900          VRDN, Series C-2, 1.82% due 1/01/2024 (c)(i)                                       5,900
                          ---------------------------------------------------------------------------------------------------------
                                      New Jersey State Turnpike Authority, Turnpike Revenue Refunding Bonds:
                           20,000          Series A, 5.75% due 1/01/2010 (d)(e)                                              22,574
                            1,165          Series C, 6.50% due 1/01/2016 (d)                                                  1,420
                            4,355          Series C, 6.50% due 1/01/2016 (d)(h)                                               5,297
                            4,665          Series C-1, 4.50% due 1/01/2031 (a)                                                4,673
                          ---------------------------------------------------------------------------------------------------------
                            2,000     Newark, New Jersey, Housing Authority, Port Authority--Port Newark Marine Terminal
                                      Additional Rent-Backed Revenue Bonds (City of Newark Redevelopment Projects), 5%
                                      due 1/01/2037 (d)                                                                       2,084
                          ---------------------------------------------------------------------------------------------------------
                                      North Bergen Township, New Jersey, Board of Education, COP (c):
                            1,250          5% due 12/15/2018                                                                  1,347
                            1,000          6% due 12/15/2019                                                                  1,161
                            1,580          6.25% due 12/15/2020                                                               1,850
                            1,680          6.25% due 12/15/2021                                                               1,967
                          ---------------------------------------------------------------------------------------------------------


8       MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JANUARY 31, 2005

Schedule of Investments (continued)                               (in Thousands)

                          Face
                          Amount      Municipal Bonds                                                                       Value
===================================================================================================================================
New Jersey (concluded)
-----------------------------------------------------------------------------------------------------------------------------------
                          $ 3,035     Orange Township, New Jersey, Municipal Utility and Lease, GO, Refunding, Series C,
                                      5.10% due 12/01/2017 (d)                                                            $   3,283
                          ---------------------------------------------------------------------------------------------------------
                                      Paterson, New Jersey, Public School District, COP (d):
                            1,980          6.125% due 11/01/2015                                                              2,273
                            2,000          6.25% due 11/01/2019                                                               2,307
                          ---------------------------------------------------------------------------------------------------------
                            4,750     Port Authority of New York and New Jersey, Consolidated Revenue Refunding Bonds,
                                      AMT, 119th Series, 5.50% due 9/15/2019 (b)                                              4,972
                          ---------------------------------------------------------------------------------------------------------
                                      Port Authority of New York and New Jersey, Special Obligation Revenue Bonds,
                                      AMT (d):
                            2,375          DRIVERS, Series 192, 9.35% due 12/01/2025 (f)                                      2,699
                            2,165          (JFK International Air Terminal LLC), RIB, Series 157, 9.35%
                                           due 12/01/2022 (f)                                                                 2,540
                           13,500          (JFK International Air Terminal LLC), Series 6, 6.25% due 12/01/2011              15,462
                            1,500          (JFK International Air Terminal LLC), Series 6, 6.25% due 12/01/2015               1,744
                          ---------------------------------------------------------------------------------------------------------
                                      South Jersey Port Corporation of New Jersey, Revenue Refunding Bonds:
                            3,750          4.50% due 1/01/2015                                                                3,915
                            1,920          4.50% due 1/01/2016                                                                1,990
                            1,500          5% due 1/01/2026                                                                   1,563
                            2,000          5.10% due 1/01/2033                                                                2,075
                          ---------------------------------------------------------------------------------------------------------
                            3,215     Tobacco Settlement Financing Corporation of New Jersey, Asset-Backed Revenue
                                      Refunding Bonds, 5.75% due 6/01/2032                                                    3,120
                          ---------------------------------------------------------------------------------------------------------
                            4,755     Tobacco Settlement Financing Corporation of New Jersey Revenue Bonds, 7%
                                      due 6/01/2041                                                                           4,915
                          ---------------------------------------------------------------------------------------------------------
                            4,325     Trenton, New Jersey, Parking Authority, Parking Revenue Bonds, DRIVERS,
                                      Series 221, 10.76% due 4/01/2010 (b)(e)(f)                                              5,617
                          ---------------------------------------------------------------------------------------------------------
                            4,740     University of Medicine and Dentistry, New Jersey, Revenue Bonds, Series A, 5.50%
                                      due 12/01/2027 (a)                                                                      5,339
                          ---------------------------------------------------------------------------------------------------------
                                      University of Medicine and Dentistry of New Jersey, COP (d):
                            2,000          5% due 6/15/2029                                                                   2,094
                            4,735          5% due 6/15/2036                                                                   4,945
                          ---------------------------------------------------------------------------------------------------------
                            8,580     West Deptford Township, New Jersey, GO, 5.625% due 9/01/2010 (b)(e)                     9,720
                          ---------------------------------------------------------------------------------------------------------
                                      West Orange, New Jersey, Board of Education, COP (d)(e):
                            2,040          5.75% due 10/01/2009                                                               2,315
                            3,615          6% due 10/01/2009                                                                  4,141
===================================================================================================================================
Puerto Rico--5.9%
-----------------------------------------------------------------------------------------------------------------------------------
                            4,500     Puerto Rico Commonwealth Highway and Transportation Authority, Transportation
                                      Revenue Refunding Bonds, Series J, 5% due 7/01/2029 (d)                                 4,774
                          ---------------------------------------------------------------------------------------------------------
                           10,000     Puerto Rico Electric Power Authority, Power Revenue Bonds, Series HH, 5.25%
                                      due 7/01/2029 (c)                                                                      10,857
                          ---------------------------------------------------------------------------------------------------------
                                      Puerto Rico Industrial Tourist, Educational, Medical and Environmental Control
                                      Facilities Revenue Bonds, Series A:
                            1,780          (Hospital Auxilio Mutuo Obligation Group), 6.25% due 7/01/2024 (d)                 1,834
                            1,750          (Hospital de la Concepcion), 6.50% due 11/15/2020                                  2,031
                          ---------------------------------------------------------------------------------------------------------
                                      Total Municipal Bonds (Cost--$499,905)--161.7%                                        538,437
                          =========================================================================================================


        MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JANUARY 31, 2005       9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)                               (in Thousands)

                          Shares
                          Held        Short-Term Investments                                                                Value
                          =========================================================================================================
                           12,262     CMA New Jersey Municipal Money Fund (j)                                             $  12,262
                          ---------------------------------------------------------------------------------------------------------
                                      Total Short-Term Investments (Cost--$12,262)--3.7%                                     12,262
                          =========================================================================================================
                          Total Investments (Cost--$512,167**)--165.4%                                                      550,699

                          Liabilities in Excess of Other Assets--(4.4%)                                                     (14,711)

                          Preferred Stock, at Redemption Value--(61.0%)                                                    (203,021)
                                                                                                                          ---------
                          Net Assets Applicable to Common Stock--100.0%                                                   $ 332,967
                                                                                                                          =========

* Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
** The cost and unrealized appreciation (depreciation) of investments, as of January 31, 2005, as computed for federal income tax purposes, were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Aggregate cost .........................................          $512,127
                                                                        ========
      Gross unrealized appreciation ..........................          $ 38,572
      Gross unrealized depreciation ..........................                --
                                                                        --------
      Net unrealized appreciation ............................          $ 38,572
                                                                        ========

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e)   Prerefunded.
(f) The rate disclosed is that currently in effect. The rate changes periodically and inversely based upon prevailing market rates.
(g)   Radian insured.
(h)   Escrowed to maturity.
(i) Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. The rate changes periodically based upon prevailing market rates.
(j) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                          Net           Dividend
      Affiliate                                        Activity          Income
      --------------------------------------------------------------------------
      CMA New Jersey Municipal Money Fund               12,114            $   18
      --------------------------------------------------------------------------

(k) All or a portion of security held as collateral in connection with open financial futures contracts.

      Forward interest rate swaps outstanding as of January 31, 2005 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                        Notional     Unrealized
                                                         Amount     Depreciation
      --------------------------------------------------------------------------
      Receive a variable rate equal to
       7-Day Bond Market Association
       Municipal Swap Index Rate and pay
       a fixed rate of 3.837%

       Broker, JPMorgan Chase Bank
       Expires November 2018                             $4,210          $  (66)

      Receive a variable rate equal to
       7-Day Bond Market Association
       Municipal Swap Index Rate and pay
       a fixed rate of 4.128%

       Broker, JPMorgan Chase Bank
       Expires August 2026                               $8,905            (268)
      --------------------------------------------------------------------------
      Total                                                              $ (334)
                                                                         ======

      Financial futures contracts sold as of January 31, 2005 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Number of                     Expiration         Face         Unrealized
      Contracts     Issue              Date            Value       Depreciation
      --------------------------------------------------------------------------
       805          10-Year
                    U.S. Treasury     March
                    Notes              2005           $90,233            $(141)
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


10      MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JANUARY 31, 2005

Statement of Net Assets

As of January 31, 2005
=============================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (identified
                        cost--$499,905,365) ..............................................                      $ 538,436,467
                       Investments in affiliated securities, at value (identified
                        cost--$12,262,068) ...............................................                         12,262,068
                       Cash ..............................................................                            154,232
                       Receivables:
                          Interest .......................................................    $   4,762,840
                          Dividends from affiliates ......................................              403         4,763,243
                                                                                              -------------
                       Prepaid expenses ..................................................                              2,209
                                                                                                                -------------
                       Total assets ......................................................                        555,618,219
                                                                                                                -------------
=============================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                       Unrealized depreciation on forward interest rate swaps ............                            334,387
                       Payables:
                          Securities purchased ...........................................       18,770,751
                          Investment adviser .............................................          220,138
                          Dividends to Common Stock shareholders .........................          197,359
                          Variation margin ...............................................           12,578
                          Other affiliates ...............................................            3,760        19,204,586
                                                                                              -------------
                       Accrued expenses and other liabilities ............................                             91,846
                                                                                                                -------------
                       Total liabilities .................................................                         19,630,819
                                                                                                                -------------
=============================================================================================================================
Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------
                       Preferred Stock, at redemption value, par value $.10 per share
                        (1,360 Series A Shares, 1,360 Series B Shares, 2,400 Series C
                        Shares, 1,880 Series D Shares and 1,120 Series E Shares of AMPS*
                        authorized, issued and outstanding at $25,000 per share
                        liquidation preference) ..........................................                        203,020,718
                                                                                                                -------------
=============================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock .............................                      $ 332,966,682
                                                                                                                =============
=============================================================================================================================
Analysis of Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------
                       Common Stock, par value $.10 per share (21,038,614 shares issued
                        and outstanding) .................................................                      $   2,103,861
                       Paid-in capital in excess of par ..................................                        316,254,529
                       Undistributed investment income--net ..............................    $   5,604,938
                       Accumulated realized capital losses--net ..........................      (29,052,216)
                       Unrealized appreciation--net ......................................       38,055,570
                                                                                              -------------
                       Total accumulated earnings--net ...................................                         14,608,292
                                                                                                                -------------
                       Total--Equivalent to $15.83 net asset value per share of Common
                        Stock (market price--$15.20) .....................................                      $ 332,966,682
                                                                                                                =============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


        MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JANUARY 31, 2005      11

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Six Months Ended January 31, 2005
=============================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                       Interest ..........................................................                      $  12,999,207
                       Dividends from affiliates .........................................                             17,502
                                                                                                                -------------
                       Total income ......................................................                         13,016,709
                                                                                                                -------------
=============================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ..........................................    $   1,458,183
                       Commission fees ...................................................          257,622
                       Accounting services ...............................................           87,911
                       Transfer agent fees ...............................................           38,911
                       Professional fees .................................................           27,504
                       Printing and shareholder reports ..................................           20,347
                       Directors' fees and expenses ......................................           16,833
                       Custodian fees ....................................................           15,616
                       Pricing fees ......................................................           11,128
                       Listing fees ......................................................           10,629
                       Other .............................................................           25,368
                                                                                              -------------
                       Total expenses before waiver and reimbursement ....................        1,970,052
                       Waiver and reimbursement of expenses ..............................         (109,690)
                                                                                              -------------
                       Total expenses after waiver and reimbursement .....................                          1,860,362
                                                                                                                -------------
                       Investment income--net ............................................                         11,156,347
                                                                                                                -------------
=============================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net ...............................................        9,835,829
                          Futures contracts and forward interest rate swaps--net .........       (1,296,362)        8,539,467
                                                                                              -------------
                       Change in unrealized appreciation (depreciation) on:
                          Investments--net ...............................................        7,761,189
                          Futures contracts and forward interest rate swaps--net .........          658,642         8,419,831
                                                                                              -------------------------------
                       Total realized and unrealized gain--net ...........................                         16,959,298
                                                                                                                -------------
=============================================================================================================================
Dividends to Preferred Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................                         (1,347,909)
                                                                                                                -------------
                       Net Increase in Net Assets Resulting from Operations ..............                      $  26,767,736
                                                                                                                =============

      See Notes to Financial Statements.


12      MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JANUARY 31, 2005

Statements of Changes in Net Assets

                                                                                                 For the Six         For the
                                                                                                Months Ended       Year Ended
                                                                                                 January 31,         July 31,
Increase (Decrease) in Net Assets:                                                                  2005              2004
=============================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................    $  11,156,347     $  22,408,048
                       Realized gain (loss)--net .........................................        8,539,467          (597,531)
                       Change in unrealized appreciation (depreciation)--net .............        8,419,831        11,546,144
                       Dividends to Preferred Stock shareholders .........................       (1,347,909)       (1,745,502)
                                                                                              -------------------------------
                       Net increase in net assets resulting from operations ..............       26,767,736        31,611,159
                                                                                              -------------------------------
=============================================================================================================================
Dividends to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................       (9,972,303)      (19,565,910)
                                                                                              -------------------------------
                       Net decrease in net assets resulting from dividends to Common Stock
                        shareholders .....................................................       (9,972,303)      (19,565,910)
                                                                                              -------------------------------
=============================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets applicable to Common Stock ...........       16,795,433        12,045,249
                       Beginning of period ...............................................      316,171,249       304,126,000
                                                                                              -------------------------------
                       End of period* ....................................................    $ 332,966,682     $ 316,171,249
                                                                                              ===============================
                          * Undistributed investment income--net .........................    $   5,604,938     $   5,768,803
                                                                                              ===============================

      See Notes to Financial Statements.


        MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JANUARY 31, 2005      13

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

                                                                For the Six
                                                                Months Ended            For the Year Ended July 31,
The following per share data and ratios have been derived       January 31,    -----------------------------------------------
from information provided in the financial statements.             2005          2004         2003         2002         2001
==============================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period .    $  15.03      $  14.46     $  14.90     $  14.54     $  13.14
                                                                 -------------------------------------------------------------
                       Investment income--net ...............         .53+         1.07+        1.08+        1.06+        1.08
                       Realized and unrealized gain
                        (loss)--net .........................         .80           .51         (.54)         .31         1.39
                       Less dividends to Preferred Stock
                        shareholders from investment
                        income--net .........................        (.06)         (.08)        (.09)        (.15)        (.34)
                       Capital write-off resulting from
                        issuance of Preferred Stock .........          --            --           --           --           --@
                                                                 -------------------------------------------------------------
                       Total from investment operations .....        1.27          1.50          .45         1.22         2.13
                                                                 -------------------------------------------------------------
                       Less dividends to Common Stock
                        shareholders from investment
                        income--net .........................        (.47)         (.93)        (.89)        (.86)        (.73)
                                                                 -------------------------------------------------------------
                       Capital write-off resulting from
                        issuance of Common Stock ............          --            --           --           --           --@
                                                                 -------------------------------------------------------------
                       Net asset value, end of period .......    $  15.83      $  15.03     $  14.46     $  14.90     $  14.54
                                                                 =============================================================
                       Market price per share, end of period     $  15.20      $  14.17     $  13.59     $  14.24     $  12.64
                                                                 =============================================================
==============================================================================================================================
Total Investment Return***
------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ...        8.71%@@      10.90%        3.32%        9.16%       17.26%
                                                                 =============================================================
                       Based on market price per share ......       10.72%@@      11.24%        1.61%       20.01%       14.60%
                                                                 =============================================================
==============================================================================================================================
Ratios Based on Average Net Assets of Common Stock
------------------------------------------------------------------------------------------------------------------------------
                       Total expenses, net of waiver and
                        reimbursement and excluding
                        reorganization expenses** ...........        1.14%*        1.13%        1.15%        1.19%        1.18%
                                                                 =============================================================
                       Total expenses, net of waiver and
                        reimbursement** .....................        1.14%*        1.13%        1.15%        1.22%        1.18%
                                                                 =============================================================
                       Total expenses** .....................        1.21%*        1.21%        1.23%        1.29%        1.29%
                                                                 =============================================================
                       Total investment income--net** .......        6.83%*        6.97%        7.05%        7.32%        7.72%
                                                                 =============================================================
                       Amount of dividends to Preferred Stock
                        shareholders ........................         .83%*         .54%         .61%        1.00%        2.43%
                                                                 =============================================================
                       Investment income--net, to Common Stock
                        shareholders ........................        6.00%*        6.43%        6.44%        6.32%        5.29%
                                                                 =============================================================
==============================================================================================================================
Ratios Based on Average Net Assets of Common & Preferred Stock**
------------------------------------------------------------------------------------------------------------------------------
                       Total expenses, net of waiver and
                        reimbursement and excluding
                        reorganization expenses .............         .70%*         .69%         .71%         .72%         .69%
                                                                 =============================================================
                       Total expenses, net of waiver and
                        reimbursement .......................         .70%*         .69%         .71%         .73%         .69%
                                                                 =============================================================
                       Total expenses .......................         .74%*         .74%         .75%         .78%         .76%
                                                                 =============================================================
                       Total investment income--net .........        4.21%*        4.26%        4.32%        4.40%        4.53%
                                                                 =============================================================


14      MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JANUARY 31, 2005

Financial Highlights (concluded)

                                                                For the Six
                                                                Months Ended             For the Year Ended July 31,
The following per share data and ratios have been derived       January 31,    -----------------------------------------------
from information provided in the financial statements.              2005          2004         2003         2002         2001
==============================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
------------------------------------------------------------------------------------------------------------------------------
                       Dividends to Preferred Stock
                        shareholders ........................        1.32%*         .86%         .97%        1.51%        3.46%
                                                                 =============================================================
==============================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock,
                        end of period (in thousands) ........    $332,967      $316,171     $304,126     $313,515     $305,913
                                                                 =============================================================
                       Preferred Stock outstanding, end of
                        period (in thousands) ...............    $203,000      $203,000     $203,000     $203,000     $203,000
                                                                 =============================================================
                       Portfolio turnover ...................       22.13%         8.53%       28.89%       20.05%       55.60%
                                                                 =============================================================
==============================================================================================================================
Leverage
------------------------------------------------------------------------------------------------------------------------------
                       Asset coverage per $1,000 ............    $  2,640      $  2,557     $  2,498     $  2,544     $  2,507
                                                                 =============================================================
==============================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
------------------------------------------------------------------------------------------------------------------------------
                       Series A--Investment income--net .....    $    157      $    206     $    233     $    356     $    830
                                                                 =============================================================
                       Series B--Investment income--net .....    $    164      $    210     $    240     $    381     $    872
                                                                 =============================================================
                       Series C--Investment income--net .....    $    175      $    235     $    247     $    389     $    871
                                                                 =============================================================
                       Series D--Investment income--net .....    $    165      $    210     $    240     $    363     $    901
                                                                 =============================================================
                       Series E--Investment income--net .....    $    160      $    197     $    247     $    393     $    310
                                                                 =============================================================

*     Annualized.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
*** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser agreed to waive a portion of its fee. Without such waiver, the Fund's performance would have been lower.
+     Based on average shares outstanding.
@     Amount is less than $(.01) per share.
@@    Aggregate total investment return.

      See Notes to Financial Statements.


        MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JANUARY 31, 2005      15

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

MuniHoldings New Jersey Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.


16      MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JANUARY 31, 2005

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. The Investment Adviser agreed to reimburse its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in CMA New Jersey Municipal Money Fund. For the six months ended January 31, 2005, FAM earned fees of $1,458,183, of which $101,773 was waived. For the six months ended January 31, 2005, FAM reimbursed the Fund in the amount of $7,917.

For the six months ended January 31, 2005, the Fund reimbursed FAM $5,610 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2005 were $117,805,737 and $131,997,993, respectively.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Preferred Stock

Auction Market Preferred Stock are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at January 31, 2005 were as follows: Series A, 1.15%; Series B, 1.35%; Series C, 1.15%; Series D, 1.65%; and Series E, 1.40%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended January 31, 2005, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $131,266 as commissions.


        MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JANUARY 31, 2005      17

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

5. Capital Loss Carryforward:

On July 31, 2004, the Fund had a net capital loss carryforward of $33,729,752, of which $2,713,832 expires in 2006, $2,188,055 expires in 2007, $1,794,104 expires in 2008, $26,797,867 expires in 2009 and $235,894 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.079000 per share on February 25, 2005 to shareholders of record on February 15, 2005.

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


18      MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JANUARY 31, 2005

Proxy Results

During the six-month period ended January 31, 2005, MuniHoldings New Jersey Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on January 27, 2005. A description of the proposal and number of shares voted are as follows:

-------------------------------------------------------------------------------------------------------------
                                                                       Shares Voted           Shares Withheld
                                                                            For                 From Voting
-------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:       Robert C. Doll, Jr.              20,189,150               649,813
                                        Cynthia A. Montgomery            20,261,569               577,394
                                        Jean Margo Reid                  20,260,869               578,094
                                        Roscoe S. Suddarth               20,251,261               587,702
                                        Edward D. Zinbarg                20,255,031               583,932
-------------------------------------------------------------------------------------------------------------

During the six-month period ended January 31, 2005, MuniHoldings New Jersey Insured Fund, Inc.'s Preferred Stock (Series A - E) shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on January 27, 2005. A description of the proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------------
                                                                             Shares Voted       Shares Withheld
                                                                                  For             From Voting
---------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:      Robert C. Doll, Jr.              7,950                 101
                                                Ronald W. Forbes                 7,946                 105
                                                Cynthia A. Montgomery            7,950                 101
                                                Jean Margo Reid                  7,950                 101
                                                Roscoe S. Suddarth               7,950                 101
                                                Richard R. West                  7,950                 101
                                                Edward D. Zinbarg                7,950                 101
---------------------------------------------------------------------------------------------------------------


        MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JANUARY 31, 2005      19

[LOGO] Merrill Lynch Investment Managers

Quality Profile

The quality ratings of securities in the Fund as of January 31, 2005 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
                                                                        Total
S&P Rating/Moody's Rating                                            Investments
--------------------------------------------------------------------------------
AAA/Aaa ...............................................                 88.8%
AA/Aa .................................................                  0.4
A/A ...................................................                  3.6
BBB/Baa ...............................................                  5.0
Other* ................................................                  2.2
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.


20      MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JANUARY 31, 2005

Officers and Directors

Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

NYSE Symbol

MUJ

--------------------------------------------------------------------------------
Effective January 1, 2005, Terry K. Glenn, President and Director and Kevin A. Ryan, Director of MuniHoldings New Jersey Insured Fund, Inc. retired. The Fund's Board of Directors wishes Messrs. Glenn and Ryan well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director of the Fund.
--------------------------------------------------------------------------------


        MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JANUARY 31, 2005      21

[LOGO] Merrill Lynch Investment Managers

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


22      MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JANUARY 31, 2005

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JANUARY 31, 2005      23

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

MuniHoldings New Jersey Insured Fund, Inc. seeks to provide shareholders with current income exempt from federal income tax and New Jersey personal income taxes by investing in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New Jersey personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings New Jersey Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MuniHoldings New Jersey Insured Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                #HOLDNJ2 -- 1/05

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MuniHoldings New Jersey Insured Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    ---------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniHoldings New Jersey Insured Fund, Inc.

Date: March 21, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniHoldings New Jersey Insured Fund, Inc.

Date: March 21, 2005


By: /s/ Donald C. Burke
    ---------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    MuniHoldings New Jersey Insured Fund, Inc.

Date: March 21, 2005